Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, of Willis Group Holdings plc (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael K. Neborak, Group Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 5, 2013

By:	/S/ MICHAEL K. NEBORAK
Michael K. Neborak
Group Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Willis Group Holdings plc and will be retained by Willis Group Holdings plc and furnished to the Securities and Exchange Commission or its staff upon request.